AMENDMENT No. 3

     AMENDMENT AGREEMENT dated as of January 31, 1997 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for the Lenders.

     WHEREAS, the Parent, the Company, the Lenders and Agent are parties to an Amended and Restated Credit Agreement dated as of March 28, 1995 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, the Company desires to open and operate up to fifty-five (55) fine jewelry departments in Monoprix and related stores; and

     WHEREAS, subject to the terms and conditions hereof the parties hereto desire to amend certain provisions of the Credit Agreement and of the Security Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows:

     (a) Section  3.1(c)(A)(iii)  of the Credit  Agreement is hereby  amended by
deleting   the  amount   "$12,000,000"   appearing   therein  and   substituting
"$20,000,000" therefor.

     (b) Section 7 of the Credit Agreement is hereby amended by adding the following as paragraph (e) thereof:









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          (e)  Notwithstanding  anything to the contrary set forth in (b) above, no more than $13,000,000 in the aggregate may be expended in connection with the opening and operation of fine jewelry departments in Monoprix and related stores to the extent the operation of such fine jewelry departments is permitted hereunder.

     (c) Section 7(b) of the Credit Agreement is hereby amended by deleting the first parenthetical of such section in its entirety and substituting "(including, without limitation, for the purpose of (i) opening and maintaining not more than twenty-two factory outlet stores operated by the Company to the extent set forth in Section 9.1 hereof, (ii) operating fine jewelry departments in not more than ten Debenhams stores to the extent set forth in Section 9.23 hereof and (iii) operating fine jewelry departments in (x) not more than fifty-five (55) Monoprix and related stores and (y) a store in Berlin, Germany, each to the extent set forth in Section 9.25 hereof)" therefor.

     (d) Section 9.1(iv) of the Credit Agreement is hereby amended by deleting the parenthetical in such section in its entirety and substituting "(it being agreed that of such amount, (A) no more than $4,000,000 may be expended for the purpose of opening and maintaining factory outlet stores operated by the Company and permitted to be opened under Section 9.24 hereof, (B) no more than $2,000,000 may be expended for the purpose of opening and maintaining fine jewelry departments in Debenhams stores permitted to be operated under Section
9.23 hereof and (C) no more than $2,000,000 may be expended for the purpose of opening and maintaining fine jewelry departments in Monoprix and related stores and a store in Berlin, Germany, to the extent stores are permitted to be operated under Section 9.25 hereof)" therefor.

     (e) Section 9.1(v) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor "(v) $18,500,000 for the Fiscal Year ending in 1998, and (vi) $12,100,000 in any subsequent Fiscal Year thereafter."

     (f) Section 9.4(q) of the Credit Agreement is hereby amended in its entirety to read as follows:



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          (q)  Investments  by the Company in Sonab in the form of  intercompany
     Indebtedness for Borrowed Money existing after the Fourth Amendment Effective Date as evidenced by an amended and restated Second Sonab Intercompany Note; provided that the aggregate unpaid amount of the Indebtedness for Borrowed Money evidenced by the Second Sonab Intercompany Note shall not at any time exceed $33,000,000.

     (g) Section 9 of the Credit Agreement is hereby amended by adding the following as Section 9.25 thereof:

     ss. 9.25 MONOPRIX LICENSE AGREEMENTS. Enter into License Agreements to operate fine jewelry departments in more than (x) fifty-five (55) Monoprix and related stores and (y) one store in Berlin, Germany.

     (h) The provisions of Section 9.4 and 9.9 of the Credit Agreement are waived to the extent necessary to permit the Company to (a) employ Joseph Melvin as President and Chief Operating Officer on substantially the terms set forth in Exhibit A annexed hereto and (b) in connection with such employment, provide (i) payment of up to $200,000 of relocation expenses for Mr. Melvin and (ii) a bridge loan to Mr. Melvin of up to $300,000 for the purchase of a residence in the New York metropolitan area, such amounts referred to in this clause (b) not to be applied against the Investment amounts permitted under Section 9.4(i).

     3. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Agreement) as of the date hereof that:

     (a) Each of the Parent, the Company and each Subsidiary thereof has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each other agreement, instrument or document executed in connection herewith or therewith to which such Person is a party (collectively, the "Amendment Documents").

     (b) Each of the Amendment Documents has been duly executed and delivered and each of the Amendment Documents constitutes the valid and legally binding




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obligation of the Parent and/or the Company,  as the case may be, enforceable in accordance  with  their  respective  terms,  subject to  applicable  bankruptcy,
reorganization,   insolvency,   moratorium   and  similar  laws   affecting  the
enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of the Amendment Documents other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Agreement and the other Amendment Documents, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) No event has occurred and is continuing which constitutes or would constitute, with the giving of notice or lapse of time or both, an Event of Default under the Credit Agreement or any of the other Loan Documents.

     (f) All representations and warranties contained in the Credit Agreement, and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     4. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, the amendments contained herein shall not become effective until the date and time on which the Agent and the Lenders shall have determined (as evidenced by delivery of a counterpart of this Agreement executed by the Agent and each Lender) that each of the following conditions precedent shall have been satisfied (the "Effective Date"):


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     (a)  Counterparts  of this  Agreement  shall  have been duly  executed  and delivered on behalf of the Company, the Parent and each of the Lenders.

     (b) All required corporate action and proceedings in connection with the execution and delivery of the Amendment Documents shall have been taken, and each shall be satisfactory in form and substance to the Agent and the Lenders, and the Agent and the Lenders shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings that the Agent or any Lender may reasonably request, to be certified by the appropriate corporate person or government authorities.

     5. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Agreement. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     6. Gold Consignment Agreement. The Lenders hereby consent to the execution and delivery by the Company of Amendment No. 2 and Limited Consent to the Gold Consignment Agreement, such Amendment No. 2 and Limited Consent being substantially in the form attached hereto as Exhibit B.

     7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.




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     8.  Governing  Law. This  Agreement  shall be governed by, and construed in accordance with,the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                              FINLAY ENTERPRISES, INC.


                              By: /s/ Barry D. Scheckner
                                  -------------------------------
                                  Name:  Barry D. Scheckner
                                  Title: Senior Vice President and
                                  Chief Financial Officer



                              FINLAY FINE JEWELRY CORPORATION


                              By: /s/ Barry D. Scheckner
                                  -------------------------------
                                  Name:  Barry D. Scheckner
                                  Title: Senior Vice President and
                                  Chief Financial Officer



                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              Individually and as Agent


                              By: /s/ Richard Luck
                                  --------------------------------
                                  Name: Richard Luck
                                  Its Duly Authorized Signatory



                              FLEET NATIONAL BANK (Assignee and successor in interest to FLEET NATIONAL BANK OF MASSACHUSETTS formerly known as Shawmut Bank, N.A.)



                              By: /s/ David P. Berube
                                  -------------------------------
                                  Name:  David P. Berube
                                  Title: Assistant Vice President


                              By: /s/ Anthony J. Capuano
                                  -------------------------------
                                  Name:  Anthony J. Capuano
                                  Title: Senior Vice President



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




Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 3 to this Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.


FINLAY JEWELRY, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SONAB HOLDINGS, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SONAB INTERNATIONAL, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Attorney-in-Fact




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